THE BERKSHIRE FUNDS
                       SUPPLEMENT DATED NOVEMBER 13, 2002
                                TO THE PROSPECTUS
                                DATED MAY 1, 2002
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                              Berkshire Focus Fund

     On November 13, 2002, The Board of Trustees of the Berkshire Funds agreed to broaden the stocks eligible for purchase by the Focus Fund from stocks of large companies, to also include stocks having small and medium market capitalizations. Accordingly, the Prospectus has been revised as follows:

The following paragraph replaces the first paragraph on page 4 of the Prospectus under the heading "The Principal Investment Strategies and Policies of the Funds:"

o The Focus Fund normally concentrates its investments in a core group of 20-30 common stocks selected for their long-term growth potential.

o The common stocks held for investment are selected without regard to a company's market capitalization, so the Focus Fund's investments may be in companies that have small, medium or large market capitalizations.

The side panel discussing Large vs. Small Companies on page 4 is replaced with the following:

     Market capitalization is the most commonly used measure of the size and value of a company. A company's market capitalization is computed by multiplying the current share price by the total number of shares outstanding.

The following paragraph is added to page 8 of the Prospectus:

     Small Company Risk

     The Focus Fund may invest a substantial portion of its assets in small and mid-capitalization companies. While smaller companies generally have the potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Investments in smaller companies tend to be more volatile and somewhat more speculative.


               Please retain this Supplement with the Prospectus.
          The date of this Prospectus Supplement is November 13, 2002.